UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2005

ZORAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (408) 523-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Zoran Corporation 2005 Equity Incentive Plan

At the 2005 Annual Meeting of Stockholders of Zoran Corporation (the “Company”) originally convened on July 13, 2005 and adjourned and reconvened on July 29, 2005, the Company’s stockholders approved the Zoran Corporation 2005 Equity Incentive Plan (the “2005 Plan”). The 2005 Plan was adopted by the Company’s Board of Directors on May 26, 2005, subject to approval of its stockholders, and became effective with such stockholder approval on July 29, 2005.  The Plan replaces the Company’s 1993 Stock Option Plan and 2000 Nonstatutory Stock Option Plan.

Under the 2005 Plan, the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred compensation and other stock-based or cash-based awards to employees and consultants.  Non-employee members of the Company’s Board of Directors are not eligible for awards under the 2005 Plan.  The 2005 Plan authorizes the issuance of up to 1,800,000 shares of the Company’s common stock.   This share authorization may be increased by up to 1,250,000 shares that may be issued pursuant to restricted stock unit awards granted in replacement of options cancelled in the option exchange program described in Proposal No. 3 contained in the Company’s definitive proxy statement for the 2005 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 1, 2005 (the “Proxy Statement”).  Proposal No. 3 was also approved by the Company’s stockholders at the 2005 Annual Meeting of Stockholders, as described below.

A more detailed description of the terms of the 2005 Plan can be found in the section of the Proxy Statement entitled “Proposal No. 2—Approval of 2005 Equity Incentive Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the 2005 Plan filed herewith as Exhibit 99.1 and incorporated by reference herein.

Zoran Corporation Stock Option Exchange

At the 2005 Annual Meeting of Stockholders of the Company originally convened on July 13, 2005 and adjourned and reconvened on July 29, 2005, the Company’s stockholders approved the exchange of outstanding stock options having exercise prices greater than $17.00 per share for a lesser number of restricted stock units to be granted under the 2005 Plan (the “Exchange Program”).  The Exchange Program was adopted by the Company’s Board of Directors on May 26, 2005, subject to approval by the stockholders of both the Exchange Program and the 2005 Plan.

The Exchange Program will be open to all eligible employees of the Company and any of its subsidiaries designated for participation by the Compensation Committee of the Board of Directors. However, members of the Board of Directors and the Company’s executive officers named in the Summary Compensation Table contained in the Proxy Statement will not be eligible to participate.

The Exchange Program will commence at a time determined by the Compensation Committee of the Board of Directors. However, the Compensation Committee retains the authority, in its discretion, to terminate or postpone the Exchange Program at any time prior to expiration of the election period under the Exchange Program.  At or before commencement of the Exchange Program, Zoran will file the Offer to Exchange with the Securities and Exchange Commission (the “SEC”) as part of a tender offer statement on Schedule TO. Eligible employees, as well as stockholders and members of the public, will be able to obtain the Offer to Exchange and other documents filed by Zoran with the SEC free of charge from the SEC’s website at www.sec.gov.

A more detailed description of the terms of the Exchange Program can be found in the Company’s Proxy Statement in the section of the Proxy Statement entitled “Proposal No. 3—Approval of Option Exchange Program” and is incorporated by reference herein.

Zoran Corporation 2005 Directors Plan

At the 2005 Annual Meeting of Stockholders of the Company originally convened on July 13, 2005 and adjourned and reconvened on July 29, 2005, the Company’s stockholders approved the Zoran Corporation 2005 Directors Equity Plan (the “2005 Directors Plan”). The 2005 Directors Plan was adopted by the Company’s Board of Directors on May 26, 2005, subject to approval of its stockholders, and became effective with such stockholder approval on July 29, 2005.  The Plan replaces the Company’s 1995 Directors Stock Option Plan which will expire in December 2005.

Under the 2005 Directors Plan, the Company may grant stock options, stock appreciation rights, restricted stock units and deferred compensation awards to the Company’s non-employee members of the Board of Directors.  A total of 600,000 shares of the Company’s common stock is authorized for issuance under the 2005 Directors Plan.

A more detailed description of the terms of the 2005 Directors Plan can be found in the section of the Proxy Statement entitled “Proposal No. 4—Approval of 2005 Directors Equity Plan” and is incorporated by reference herein.  The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the 2005 Directors Plan filed herewith as Exhibit 99.2 and incorporated by reference herein.

Amendment to Zoran Corporation 1995 Employee Stock Purchase Plan

At the 2005 Annual Meeting of Stockholders of the Company originally convened on July 13, 2005 and adjourned and reconvened on July 29, 2005, the Company’s stockholders approved an amendment to the Company’s 1995 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the maximum number of shares of common stock that may be issued under the Purchase Plan by 1,500,000 shares to a total of 3,225,000 shares. The Purchase Plan incorporating the amendment was adopted by the Company’s Board of Directors on May 26, 2005, subject to approval of its stockholders, and became effective with such stockholder approval on July 29, 2005.

The Purchase Plan permits eligible employees to purchase Zoran’s common stock at a discount, but only through accumulated payroll deductions, during sequential six-month offering periods. Participants purchase shares on the last day of each offering period.  The price at which shares are purchased under the Purchase Plan is established by the Company’s Board of Directors, but may not be less than 85% of the lower of the fair market value of a share of common stock on (a) the first day of the offering period or (b) the purchase date.

A more detailed description of the terms of the Purchase Plan can be found in the Proxy Statement in the section entitled “Proposal No. 5—Approval of Amendment to the 1995 Employee Stock Purchase Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Purchase Plan filed herewith as Exhibit 99.3 and incorporated by reference herein.

Item 1.02  Termination of Material Definitive Agreement.

Effective July 29, 2005, the Company’s 2000 Nonstatutory Stock Option Plan was terminated (the “2000 Plan”).   Employees and consultants of the Company were eligible to receive stock option grants under the 2000 Plan.  The Board of Directors of the Company previously resolved that the 2000 Plan would terminate effective upon stockholder approval of the 2005 Equity Incentive Plan, which the stockholders approved at the Company’s Annual Meeting of Stockholders on July 29, 2005.  Notwithstanding the foregoing, all options granted to employees and consultants under the 2000 Plan will continue to be governed by the terms and conditions of the 2000 Plan.

As of July 29, 2005, there were 13,445,819 shares subject to options outstanding under the 2000 Plan and the number of shares that remained available for grant as of that date was 4,610,282.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description
99.1	Zoran Corporation 2005 Equity Incentive Plan

99.2	Zoran Corporation 2005 Directors Equity Plan

99.3	Zoran Corporation 1995 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005	ZORAN CORPORATION

	By:	/s/ Karl Schneider
Karl Schneider
Senior Vice President and Chief Financial Officer